[Image]   Scudder Emerging Markets Growth Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 65% of total assets) in the equity securities of emerging market governments and companies around the globe. The Fund will focus its investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. Within a market, the Fund's investment adviser, Scudder, Stevens & Clark, Inc. seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. The Fund intends to allocate its investments among at least three countries at all times. There is no limit on the amount the Fund can invest in a specific country or region of the world. The Fund's equity investments are common stock, preferred stock, securities that may be converted into common stock, depositary receipts and warrants.

     The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities. Such securities may be rated below investment grade; that is rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's.

     3. What Are The Risks Of Investing In The Fund?

     Emerging market securities can be more volatile and less liquid than securities in more developed markets. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price, which is likely to vary from day to day.

     Movements of the stock markets or in the types of securities held in the Fund's portfolio may affect the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in foreign securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Emerging Markets Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission to Purchase Shares (Sales      None
       Load)

       Commissions to Reinvest Dividends               None

       Deferred Sales Charge                           None

       Redemption Fees Payable to the Fund             2.00% *

       Exchange Fees Payable to the Fund               2.00% *

       Annual Fund operating expenses (after expense maintenance) -- Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1997, during which Scudder has agreed to maintain the total annualized expenses of the Fund at not more than 2.00% of average daily net assets. Had Scudder not done so, estimated expenses would have amounted to 3.79%, including 1.25% for management fees for the Fund's initial fiscal period (May 8, 1996 to October 31, 1996) and 2.27% and 1.25% respectively, for the fiscal year ending October 31, 1997. Scudder will continue this expense maintenance until February 28, 1998. Scudder did not receive an investment management fee for the Fund's initial fiscal period.

       Investment management fee                       0.98%

       12b-1 fees                                      None

       Other expenses                                  1.02%
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       Total Fund operating expenses                   2.00%
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       * Imposed only on redemptions or exchanges of shares held less than one year.

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

             1 Year              3 Years

              $20                  $63

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     The Fund commenced operations on May 8, 1996. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

     The Fund's Total Return for the period    Life of Fund
     ended March 31, 1997                      ------------
                                                  28.40%*

     * Not Annualized

     If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined Scudder in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined Scudder in 1995 and has ten years of financial industry experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There may be a 2% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder